SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2021

AURORA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40143	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

20 North Audley Street
London W1K 6LX
United Kingdom
(Address of principal executive offices)	W1K 6LX
(Zip Code)

+44 (0)20 3931 9785

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-qurter of one redeemable warrant	AURCU	The NASDAQ Stock Market LLC
Class A Ordinary Shares included as part of the units	AURC	The NASDAQ Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	AURCW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed in its Current Report on Form 8-K, Aurora Acquisition Corp., a Cayman Islands exempted company (the “Company”), consummated its initial public offering (the “IPO”) of 22,000,000 units (the “Units”) on March 8, 2021. In connection with the IPO, the Company granted the underwriters a 45-day option to purchase up to 3,300,000 additional Units to cover over-allotments, if any, and on March 10, 2021, the Company issued 2,300,287 Units to the underwriters pursuant to such option. The Units sold pursuant to the underwriters’ exercise of such option were sold at a price of $10.00 per Unit, generating gross proceeds of $23,002,870 to the Company and net proceeds equal to $22,542,812.60 after the deduction of the 2% underwriting fee. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-quarter of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share.

As previously disclosed in the Company’s Current Report on Form 8-K, concurrently with the closing of the IPO, the Company closed two separate private placements with its sponsor, Novator Capital Sponsor Ltd., and certain executive officers and directors of the Company, generating $41,400,000 in additional gross proceeds, including 3,500,000 Units at a price of $10.00 per Unit, for gross proceeds of $35,000,000 and 4,266,667 private placement warrants, each exercisable to purchase one Class A ordinary share at $11.50 per share, subject to adjustment, at a price of $1.50 per warrant, for gross proceeds of $6,400,000. Concurrently with the issuance of the 2,300,287 additional Units pursuant to the over-allotment, the Company closed an additional private placement with its sponsor for 306,705 private placement warrants generating an additional $460,057.50 in gross proceeds.

An audited balance sheet as of March 8, 2021, reflecting receipt of the proceeds upon consummation of the IPO, the private placements, and the Units issued pursuant to the over-allotment option has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Audited Balance Sheet, as of March 8, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2021	AURORA ACQUISITION CORP.

	By:	/s/ Arnaud Massenet
Name: Arnaud Massenet
Title: Chief Executive Officer